UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2006

________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

_______________

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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TABLE OF CONTENTS

Item 8.01  Other Events.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

i

Section 8 - Other Events

Item 8.01      Other Events.

On May 22, 2006, the Registrant issued the attached press release announcing declaration of a cash dividend for the third quarter of its Fiscal Year 2006.

Section 9 -  Financial Statements and Exhibits

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished herewith:

99.1	Registrant’s Press Release dated May 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Jonathan M. Gaiser
Jonathan M. Gaiser
Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: May 22, 2006

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Registrant’s Press Release dated May 22, 2006.